SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - August 24, 2006

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

             570 Lausch Lane
         Lancaster, Pennsylvania                      17601
---------------------------------------          --------------
(Address of principal executive offices)           (Zip Code)



        Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

            101 East Main Street, P.O. Box 567
                  Mount Joy PA  17552-0567
----------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of
           _____________________________________________
           Principal Officers
           _____________________________________________

           Union National Financial Corporation
           announced that William E. Eby will retire effective August 27, 2006, as a member of the Board of Directors of Union National Financial Corporation. He will also retire from the Board of its subsidiary, Union National Community Bank, as of December 31, 2006. Mr. Eby's retirement is in accordance with the mandatory retirement provisions set forth in the By-Laws of Union National Financial Corporation.

           The Board of Directors also announced that it has appointed Donald ("Chip") Cargas, Jr. and Barry C. Huber, CPA to the Board of Directors of both Union National Financial Corporation and Union National Community Bank, effective August 24, 2006.

           In addition to his participation on the Board, Mr. Cargas will be serving on the Technology and Compensation Committees of Union National Financial Corporation. He is founder, President and CEO of Cargas Systems, Inc. Mr. Cargas is a member of the Lancaster Chamber of Commerce and serves on the Board of Junior Achievement of Central PA.

           Mr. Huber is the managing partner of Trout, Ebersole and Groff, LLP and a partner in TEG Realty. He will serve on the Audit and Finance Committees of Union National Financial Corporation. He is a member of the American and Pennsylvania Institutes of CPAs and is active in numerous professional and community organizations.

           Both Mr. Cargas and Mr. Huber are class B directors who will stand for election at the 2007 Annual
           Meeting of Shareholders.

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL
CORPORATION
                             (Registrant)


Dated: August 24, 2006       /s/Mark D. Gainer
                             ----------------------------------
                             Mark D. Gainer,
                             Chairman, President & Chief
                             Executive Officer
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